                                                                    EXHIBIT 99.3


TUESDAY, FEBRUARY 10, 1998                         CONTACT:   JEANNE BUCHANAN
                                                              (713) 653-5095

UMC INCREASES RESERVES 36 PERCENT,
REPLACES 366 PERCENT OF PRODUCTION


Houston, TX -- United Meridian Corporation today announced that proved energy reserves at year-end 1997 reached a record 162 million barrels of oil equivalent (MMBOE), 36% greater than the 120 MMBOE reported at year-end 1996.

After record production volumes of 55 billion cubic feet (BCF) of gas and 8 million barrels of oil, gas reserves totaled 560 BCF and crude oil reserves totaled 69 million barrels compared to year-end 1996 totals of 451 BCF and 45 million barrels. Proved oil reserves accounted for 42 percent of UMC's total proved reserves compared to 37 percent at year-end 1996, a significant step toward achieving the company's goal of more balanced production and reserves.

During 1997, the company replaced 366 percent of total production with additions to proved reserves, marking the eighth straight year the company has more than replaced its oil and gas production. UMC achieved this at an all-sources finding cost of $5.47 per barrel of oil equivalent (including additions, revisions of prior reserve estimates, and acquisitions).

UMC's North American activities accounted for 58 percent of the company's total reserves and West Africa contributed the balance. On the continued success of the company's drilling program on Block B in Equatorial Guinea, UMC doubled proved oil reserves in the country, booking 40 million barrels (net).

"Proved reserves are at the highest level in the company's history, driven by our most active annual drilling program to date," said chairman and chief executive officer John B. Brock. "We drilled 337 wells in 1997 and had an 84% success rate compared to 169 wells drilled in 1996 and a success rate of 80%. We expect 1998 to be another record-breaking year as we complete the merger with Ocean Energy and drill many of the high-impact prospects in our respective exploration inventories."

United Meridian Corporation is a Houston-based independent energy company engaged in the exploration, exploitation and acquisition of natural gas and crude oil properties in the United States and Canada. Internationally, the company has exploration and development activities in West Africa's Cote d'Ivoire and Equatorial Guinea, and was recently awarded a block offshore Angola. UMC also has exploration programs underway in Pakistan and Bangladesh. The company's common stock is traded on the New York Stock Exchange under the symbol UMC.

                           UNITED MERIDIAN CORPORATION
                                DECEMBER 31, 1997
                          PROVED RESERVE RECONCILIATION

                                          UNITED                         IVORY       EQUATORIAL
                                          STATES         CANADA          COAST         GUINEA          TOTAL
                                        ----------     ----------     ----------     ----------     ----------

NATURAL GAS (MMCF)
------------------------------------

December 31, 1996                          297,532         62,781         90,410              0        450,723

Revisions of Previous Estimates              5,716            533         14,174              0         20,423

Additions                                   35,687         17,775          3,370              0         56,832

Improved Recoveries                              0          3,327              0              0          3,327

Production                                 (42,238)        (7,630)        (4,939)             0        (54,807)

Purchases of Reserves In-Place              41,876         21,377         33,275              0         96,528

Sales of Reserves In-Place                 (12,474)          (301)             0              0        (12,775)
                                        ----------     ----------     ----------     ----------     ----------

December 31, 1997                          326,099         97,862        136,290              0        560,251
                                        ==========     ==========     ==========     ==========     ==========


CRUDE OIL (MBBLS)
------------------------------------

December 31, 1996                           16,941          3,499          4,150         19,940         44,530

Revisions of Previous Estimates               (780)           192            854            441            707

Additions                                    2,950            156            218         24,086         27,410

Improved Recoveries                              0             25              0              0             25

Production                                  (2,214)          (439)        (1,027)        (4,453)        (8,133)

Purchases of Reserves In-Place               4,436             45          1,062              0          5,543

Sales of Reserves In-Place                  (1,167)           (95)             0              0         (1,262)
                                        ----------     ----------     ----------     ----------     ----------
December 31, 1997                           20,166          3,383          5,257         40,014         68,820
                                        ==========     ==========     ==========     ==========     ==========

                           UNITED MERIDIAN CORPORATION
                                DECEMBER 31, 1997
                          PROVED RESERVE RECONCILIATION

                                          UNITED                         IVORY       EQUATORIAL
                                          STATES         CANADA          COAST         GUINEA          TOTAL
                                        ----------     ----------     ----------     ----------     ----------

TOTAL MBOE
------------------------------------

December 31, 1996                           66,530         13,963         19,218         19,940        119,651

Revisions of Previous Estimates                173            281          3,216            441          4,111

Additions                                    8,898          3,119            780         24,086         36,883

Improved Recoveries                              0            580              0              0            580

Production                                  (9,254)        (1,711)        (1,850)        (4,453)       (17,268)

Purchases of Reserves In-Place              11,415          3,608          6,608              0         21,631

Sales of Reserves In-Place                  (3,246)          (145)             0              0         (3,391)
                                        ----------     ----------     ----------     ----------     ----------

December 31, 1997                           74,516         19,695         27,972         40,014        162,197
                                        ==========     ==========     ==========     ==========     ==========

1997 Capital Expenditures                $ 154,165      $  27,832      $  56,931      $ 127,074      $370,096  (1)
Less:
  LPG Plant                                     --             --        (17,229)            --        (17,229)
  Corporate Items                           (6,816)          (284)            --             --         (7,100)
                                        ----------     ----------     ----------     ----------     ----------

1997 Drill Bit & Acq Capital               147,349         27,548         39,702        127,074        345,767 (1)

1997 Drill Bit Capital                      94,287         17,994         39,702        127,074        283,151 (1)

1997 Acquisition Costs                      53,062          9,554             --             --         62,616

All Sources Finding Costs ($/BOE)        $    7.19      $    3.63      $    3.74      $    5.18      $    5.47

Finding Costs with Drill Bit ($/BOE)     $   10.39      $    4.52      $    9.94      $    5.18      $    6.81

Acquisition Costs ($/BOE)                $    4.65      $    2.65             --             --      $    2.89


(1) Total Company includes $4,094 of Other International Capital Expenditures.